                                                                    EXHIBIT 10.2

                UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

     FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned WINDROSE MEDICAL PROPERTIES TRUST, a Maryland real estate investment trust (the "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as "Lender," which term shall also include each other lender which may now or hereafter become party to the "Credit Agreement" (as hereinafter defined) and shall also include any such individual lender acting as agent for all of the lenders), to extend credit or otherwise provide financial accommodations to WINDROSE MEDICAL PROPERTIES, L.P., a Virginia limited partnership ("Borrower"), which extension of credit and provision of financial accommodations, Guarantor acknowledges will be to the direct interest, advantage and benefit of Guarantor because of their mutual dependence upon each other in the conduct of their business as an integrated operation, Guarantor does hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender:

          (a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of those certain Notes dated December 6, 2005, made by Borrower to the order of KeyBank National Association and the other Banks that are parties to the "Credit Agreement" (as hereinafter defined) as of the date hereof in the aggregate principal face amount of Twenty Million and No/100 Dollars ($20,000,000.00), together with interest as provided in the Notes, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

          (b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Bridge Loan Agreement dated as of December 6, 2005 (herein referred to as the "Credit Agreement"), among Borrower, the Guarantor, KeyBank National Association, for itself and as Agent, and the other Banks which may become a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the Notes described in subparagraph (a), above, and each of the notes described in this subparagraph
(b) are hereinafter referred to collectively as the "Note"); and

          (c) the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

          (d) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under the other Loan Documents.

     All terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     1. Agreement to Pay and Perform; Costs of Collection. Guarantor does hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with the terms of the Loan Documents, or if any and all other obligations of Borrower to Lender under the Note and the other Loan Documents are not performed by Borrower in accordance with their terms, Guarantor will immediately upon demand from Agent make such payments and perform such obligations. Guarantor further agrees to pay Lender on demand from Agent all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Credit Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law. This is a continuing guaranty of all amounts advanced to Borrower under the Notes and the Credit Agreement and all other Obligations, whether advanced or incurred on or subsequent to the date hereof.

     2. Reinstatement of Refunded Payments. If, for any reason, any payment to any Lender of any of the obligations guaranteed hereunder is required to be refunded by such Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted, Guarantor agrees to pay the amount so required to be refunded, paid or turned over (the "Turnover Payment"), the obligations of Guarantor shall not be treated as having been discharged by the original payment to such Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by such Lender, as well as for any amounts not theretofore paid to such Lender on account of such obligations.

     3. Rights of Lender to Deal with Collateral, Borrower and Other Persons. Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by Lender or by any person, firm or corporation on Lender's behalf or for Lender's account (including Agent), securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by Lender, other collateral of like kind, or of any kind; modify the terms of the Note or the other Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the other Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the other Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting

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the generality of the foregoing, Guarantor acknowledges the terms of Section
18.3 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement Note delivered by Borrower pursuant thereto.

     4. No Contest with Lender; Subordination. So long as any obligation hereby guaranteed remains unpaid or undischarged, Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which Lender may have any share. Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that (a) Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness; provided that, without modifying any limitations on Indebtedness in the Credit Agreement, Guarantor shall be entitled to receive, retain and distribute payments of indebtedness made from Borrower to Guarantor so long as no Default or Event of Default shall exist at the time of such payment and no Default or Event of Default shall occur as a result of any such payment, (b) Guarantor shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and (c) Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents, if any, or any other assets of Borrower or any other guarantor or surety of the Obligations because of any such indebtedness; provided, however, that, if Agent so requests during the continuance of an Event of Default, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Agent for the benefit of Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment by Guarantor over to Agent on account of the indebtedness of Borrower to Lender guaranteed hereby.

     5. Waiver of Defenses. Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

          (a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any

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obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

          (b) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

          (c) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of the Borrower or any other Person;

          (d) any act or failure to act by Borrower or any other Person which may adversely affect Guarantor's subrogation rights, if any, against Borrower to recover payments made under this Guaranty;

          (e) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

          (f) any application of sums paid by the Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of the Borrower remain unpaid;

          (g) the incapacity, lack of authority, death or disability of Borrower or any other Person, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or Guarantor or any other Person;

          (h) the dissolution or termination of existence of Borrower, Guarantor or any other Person;

          (i) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any other Person;

          (j) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower, Guarantor, any of their respective Subsidiaries or any other Person or any of their respective properties or assets;

          (k) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate of Borrower, Guarantor or any of their respective Subsidiaries;

          (l) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

          (m) any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

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          (n) any failure of any duty on the part of Lender to disclose to
Guarantor any facts it may now or hereafter know regarding Borrower or any other Person, any of their properties or any of the improvements located thereon, whether such facts materially increase the risk to Guarantor or not;

          (o) failure to accept or give notice of acceptance of this Guaranty by Lender;

          (p) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

          (q) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

          (r) any and all other notices whatsoever to which Guarantor might otherwise be entitled;

          (s) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

          (t) the invalidity or unenforceability of the Note or any of the other Loan Documents or any assignment or transfer of the foregoing;

          (u) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents or any security therefor;

          (v) any transfer by Borrower or any other Person of all or any part of the security, if any, encumbered by the Loan Documents;

          (w) the failure of Lender to perfect any security or to extend or renew the perfection of any security;

          (x) any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

          (y) either with or without notice to Guarantor, any renewal, extension, modification, amendment or another changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations; or

          (z) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable.

     6. Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other Person or to

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require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other
Person.

     7. Rights and Remedies of Lender. If an Event of Default shall have occurred and be continuing, Agent shall have the right to enforce the rights, powers and remedies of Lender under this Guaranty and the other Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Agent upon the occurrence and continuance of any Event of Default, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any collateral or security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, any Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or the other Loan Documents without prejudice to Lender's remedies hereunder against Guarantor for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

     8. Application of Payments. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor and their Subsidiaries or realized from any security in such manner and in such priority as Agent in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

     9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, Agent on behalf of Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Agent on behalf of Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law, or


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otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Agent to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

     10. Covenants of Guarantor. Guarantor hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and Lender has no further obligation to make Loans, Guarantor will comply with any and all covenants applicable to Guarantor set forth in the Credit Agreement.

     11. Security and Rights of Set-off. Regardless of the adequacy of any collateral or other means of obtaining repayment, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of Lenders to the Guarantor and any securities or other property of Guarantor in the possession of such Lender may be applied to or set off against the payment of the obligations guaranteed pursuant to this Guaranty and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Guarantor to such Lender.

     12. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender except as provided in Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Borrower has no further right to receive Loans.

     13. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below, and effective as provided below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, on the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:


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     The address of Lender is:

          KeyBank National Association, as Agent
          1200 Abernathy Road, N.E., Suite 1550
          Atlanta, Georgia 30328
          Attn: Jay Johns

     The address of Guarantor is:

          c/o Windrose Medical Properties Trust
          3502 Woodview Trace
          Suite 210
          Indianapolis, Indiana 46268
          Attn: Frederick L. Farrar

     with a copy to:

          Windrose Medical Properties Trust
          3502 Woodview Trace
          Suite 210
          Indianapolis, Indiana 46268
          Attn: Daniel R. Loftus

     14. Governing Law. THIS GUARANTY AND THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF
LAW).

     15. CONSENT TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF GEORGIA OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF GEORGIA, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE DEEMED RECEIVED AS PROVIDED FOR THE EFFECTIVENESS OF DELIVERY OF NOTICES PURSUANT TO PARAGRAPH 13 ABOVE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR


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PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE.
INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF GEORGIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE STATE OF GEORGIA. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGES THAT EACH LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH SUCH LENDER IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH ITS LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

     16. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantor and its heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.

     17. Assignment by Lender. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof pursuant to Section 18 of the Credit Agreement, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

     18. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

     19. Disclosure. Guarantor agrees that Lender may disclose information obtained by Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder.

     20. No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     21. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantor under this Guaranty.


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

     22. Ratification. Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding Guarantor set forth in the Credit Agreement as if the same were more fully set forth herein.

     23. No Assignment by Guarantor. Guarantor shall not assign or transfer any of its rights or obligations under this Guaranty or any of the Loan Documents without the prior written consent of each of the Banks.

     IN WITNESS WHEREOF, Guarantor have executed this Guaranty under seal as of the 6th day of December, 2005.

                                        WINDROSE MEDICAL PROPERTIES TRUST,
                                        a Maryland real estate investment trust


                                        By: /s/ Frederick L. Farrar
                                            ------------------------------------
                                        Name: Frederick L. Farrar
                                        Title: President

                                        [CORPORATE SEAL]


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

     Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Paragraph 15(B)(I) hereof and Section 25 of the Credit Agreement.

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as Agent for Lender


                                        By: /s/ Jay Johns
                                            ------------------------------------
                                        Name: Jay Johns
                                        Title: Sr. Banker


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